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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ______________



Date of Report (Date of earliest event reported):  OCTOBER 20, 2000



                              THE GILLETTE COMPANY
                              --------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                      1-922                         04-1366970
-------------------        --------------------             ------------------
 (State or other              (Commission                     (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)


            Prudential Tower Building, Boston, Massachusetts   02199
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000

                               Page 1 of 5 pages
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ITEM 5.   OTHER EVENTS

On October 19, 2000, The Gillette Company Board of Directors named Edward
F. DeGraan, 57, its president and chief operating officer, to be acting chief executive officer, with immediate effect. The Board also named Richard
R. Pivirotto, 70, the senior director of the Company, to be non-executive chairman of the board, also with immediate effect. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99.1      Press Release issued by The Gillette Company on October 19, 2000.

                               Page 2 of 5 pages
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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE GILLETTE COMPANY




Date: October 20, 2000                       BY: /s/ William J. Mostyn III
                                               ------------------------------
                                                 Name:  William J. Mostyn III
                                                 Title: Secretary

                                  Page 3 of 5

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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                       Sequential
Number                       Description                      Page Number
- -------                  -------------                      -----------
 99.1                      Press Release issued by                5
                           The Gillette Company
                           on October 19, 2000

                               Page 4 of 5 pages